Exhibit 99.3

The Proposed Merger and Internalization of CWI 1 and CWI 2 October 2019

Transaction Objectives • Combine Carey Watermark Investors (“CWI 1”) and Carey Watermark Investors 2 (“CWI 2”) to create Watermark Lodging Trust (“WLT”), a company with $4.6 billion(1) of high-quality lodging assets in attractive markets with significant barriers to entry and favorable growth prospects • Improve operational efficiency and alignment by internalizing management team to be comprised of current Watermark Capital Partners and W. P. Carey personnel with extensive knowledge of all CWI 1 and CWI 2 assets, a deep industry presence and a history of shareholder value creation • Create long-term value for shareholders by preparing the combined company for a liquidity event in the coming years, including a potential public listing or IPO, by creating cost and operational synergies, optimizing the portfolio and balance sheet and leveraging CWI 1 and CWI 2’s generational assets (1) Based on appraisals as of December 31, 2018. 2

Transaction Overview CWI 2, CWI 1 common stockholders to receive a fixed exchange ratio of 0.9106 shares of CWI 2 Class A common employees of WLT nominated by W. P. Carey intends to solicit potential alternatives to the transaction approvals 3 • 100% stock-for-stock merger of CWI 1 and CWI 2 to form Watermark Lodging Trust – CWI 2 will be the surviving entity of the merger and will be renamed Watermark Lodging Trust (WLT) • The exchange ratio was determined based on the December 31, 2018 net asset values per share (“NAV”) of CWI 1 and stock for each share of CWI 1 common stock owned • Merger is expected to be tax-deferred to stockholders •Post-closing, CWI 1 and CWI 2 stockholders will own approximately 58% and 42%, respectively, of WLT •WLT will continue to be led by Michael Medzigian as CEO and Mallika Sinha as CFO, who will become full-time •WLT Board of Directors comprised of nine members: – Three independent directors from each of CWI 1 and CWI 2, WLT’s CEO, Michael Medzigian, and two directors •Combined company expects to maintain CWI 2’s current quarterly distribution rate following the closing Go-Shop •The merger agreement contains a 30-day go-shop provision for CWI 1, pursuant to which its Special Committee Expected Close •Expected close in Q1 2020, subject to customary closing conditions, including obtaining CWI 1 and CWI 2 stockholder Distributions Management Internalization; Combined Board Pro Forma Ownership Transaction Consideration

Strategic Rationale and Transaction Benefits asset shareholders, including a potential public listing or IPO 4 • Highly complementary portfolios had similar investment mandates resulting in desirable lodging assets with strong brand affiliations •Geographically diversified portfolio with strategic concentrations in high barrier-to-entry coastal markets •Majority of assets are located in demand-driven urban areas and attractive resort markets Increased Scale and Operating Efficiencies •Increased scale along with the elimination of separate interests in joint venture assets simplifies WLT and provides the company with additional financial flexibility •Larger asset base allows for greater flexibility to further optimize / refine the portfolio by selling of non-core assets •Lower expenses spread over a larger asset base enhances operational efficiency while improving profitability Highly Experienced Management Team •Deep industry knowledge and presence with proven track record of creating value for both CWI 1 and CWI 2 shareholders •Continuity of management ensures the ongoing execution of value maximizing investment strategies unique to each •Greater alignment with shareholder interests - management and W. P. Carey will retain meaningful investments in WLT Prepares the Company for a Liquidity Event •Strategic merger and formation of an internal management team is an important step towards a liquidity event for Strategic Portfolio Fit and Attractive Portfolio Characteristics

Dedicated Internal Management Team • Key Watermark Capital Partners and W. P. Carey professionals who have been primarily dedicated to CWI 1 and CWI 2 will combine to create a single internal team for WLT • The combined management team will be led by Michael Medzigian and Mallika Sinha who will continue in the same capacities as CEO and CFO, respectively • W. P. Carey will provide transition services at cost for functions that are not immediately internalized ensuring a seamless and successful internalization • With the internalization of management, WLT eliminates ongoing external advisor fees and payments and retains the team with expertise and intimate knowledge of the portfolio – WLT will purchase the Special General Partnership interests in CWI 1 and CWI 2 by issuing $125 million of equity securities to W. P. Carey / Watermark Capital Partners consisting of $65MM of preferred stock with an initial coupon of 5.0% and $60MM of WLT common securities at 12/31/18 NAV Expenses of the combined company will recognize immediate reduction of approximately $30MM annually due to elimination of fees and SGP participation, more advantageous tax structure and operating efficiencies W. P. Carey / Watermark Capital Partners will no longer participate in fees and cash flows of CWI 1 and CWI 2, other than through holdings of common and preferred stock / OP units W. P. Carey / Watermark Capital Partners will waive applicable disposition fees and promoted interest earned from the merger – – – 5

Benefits of WLT Internal Management • Accretive to cash flow, earnings, distribution coverage and credit metrics • Improves potential liquidity alternatives – Internally managed REITs are typically viewed more favorably and are valued higher compared to externally managed REITs, which should improve valuation in the event of a public listing or IPO – Better positions WLT among public lodging REITs—the vast majority of which are internally managed • Continuity of experienced management team – – – Team that created premier lodging portfolios of CWI 1 and CWI 2 will continue Same expertise and intimate knowledge of each of the assets will enable further value creation Continued leverage and benefits from deep industry relationships with brands, management companies and lenders Seamless transition to a single dedicated team – • Alignment with shareholder interests – Watermark Capital Partners will receive 100% of its consideration (~$28MM) in common OP units – W. P. Carey will remain the largest shareholder through existing ownership of common stock (~$100MM) and receipt of preferred stock ($65MM) and common stock (~$32MM) in the transaction, for a total of approximately $200MM of continuing invested equity(1) (1) Dollar amounts based on estimated net asset value of CWI 2 as of December 31, 2018. 6

Path to Liquidity Enhancing WLT’s overall operations and portfolio will best position it for a future liquidity event including a public market listing / IPO • Greater scale, portfolio diversification and elimination of joint ventures could have important benefits in a public market context • Internalized operations will improve profitability and investor perception of efficiency and management • Future strategic dispositions will create a more focused, higher growth, high-quality portfolio, further optimizing the portfolio and improving WLT’s public market positioning • Value-added strategies on core holdings, such as re-branding, renovating, expanding or changing hotel operators should further enhance hotel profitability • Lower leverage and increased balance sheet flexibility will further align WLT’s balance sheet with “best in class” peers 7

Special Committee Process • Each REIT formed a Special Committee of independent directors which retained its own advisors to assist in the transaction – Barclays is acting as financial advisor to the CWI 1 Special Committee and Hogan Lovells is acting as legal advisor to the CWI 1 Special Committee – Morgan Stanley is acting as financial advisor to the CWI 2 Special Committee. Clifford Chance is acting as legal advisor to CWI 2 and Pepper Hamilton is acting as legal advisor to the CWI 2 Special Committee. Duff and Phelps provided the CWI 2 Special Committee with a fairness opinion as to the Internalization • CWI 1 and CWI 2 Special Committees came to an agreement after negotiating the Merger and Internalization for over ten months • Fairness opinions for the transaction were delivered by the financial advisors of each Committee • CWI 1 may solicit alternative proposals for a period of up to 30 days continuing through November 21, 2019 • The Boards of Directors of CWI 1 and CWI 2 have unanimously determined that the transaction is in the best interest of shareholders 8

The Combined Portfolio 9

Metrics(1) Combined Company (1) As of June 30, 2019, adjusted for subsequent asset sales of Courtyard San Diego Mission Valley and Hilton Garden Inn New Orleans as well as one additional planned non-core disposition which is under contract; operating metrics based on Last Twelve Months (LTM) Based on independent third-party appraisal as of December 31, 2018; pro rata Three properties held in joint ventures included in both CWI 1 and CWI 2 standalone portfolios (2) (3) 10 Gross Real Estate Value(2) - $’mm $4,604 $2,653 $1,952 Hotels & Resorts (3) 24 12 33 Rooms (pro rata) 5,984 3,674 9,658 ADR $243 $265 $252 Occupancy 73.5% 76.9% 74.8% RevPAR $179 $203 $188

Presence in Top Lodging Markets 5% Chicago 15% Northern California •San Francisco • San Jose •Sonoma 4% Denver 14% Southern California •Santa Barbara • Los Angeles •San Diego 5% Nashville 6% Charlotte 6% Ponte Vedra 6%Austin 9% Southern Florida •Key Biscayne • Ft. Lauderdale •Duck Key CWI 1 Hotel CWI 2 Hotel CWI 1 & 2 JV (1) Based on pro rata LTM 6/30/2019 Hotel EBITDA, adjusted for subsequent asset sales of Courtyard San Diego Mission Valley and Hilton Garden Inn New Orleans as well as one additional planned non-core disposition which is under contract 11 % EBITDA (1) Northern CA15% Southern CA14% Southern FL Austin, TX Jax / Ponte Vedra, FL Charlotte, NC Chicago, IL Nashville, TN Denver, CO New York, NY Atlanta, GA Seattle / Bellevue, WA Raleigh, NC Philly / Pitt., PA Kansas City, MO 9% 6% 6% 6% 5% 5% 4% 4% 4% 4% 3% 3% 2%

Desirable Portfolio of Primarily Full Service and Resort Assets • • • 14% 11% 52% 34% 27% 62% • • • 7% 18% • • • 75% (1) Based on pro rata LTM 6/30/2019 Hotel EBITDA, adjusted for subsequent asset sales of Courtyard San Diego Mission Valley and Hilton Garden Inn New Orleans as well as one additional planned non-core disposition which is under contract 12 Full-service62% Resort27% Select-service11% Full-service75% Resort18% Select-service7% CWI 2 Hotel Type (1) Full-service52% Resort34% Select-service14% Pro Forma WLT Hotel Type (1) CWI 1 Hotel Type (1)

Strong Brand Representation • • • • 5%4% 4% 6% • 71% 80% • • 10% • • • • 90% • (1) Based on pro rata LTM 6/30/2019 Hotel EBITDA, adjusted for subsequent asset sales of Courtyard San Diego Mission Valley and Hilton Garden Inn New Orleans as well as one additional planned non-core disposition which is under contract 13 Marriott80% Hilton6% Hyatt6% Independent4% Accor2% InterContinental2% Marriott90% Hilton10% CWI 2 Brands (1) Marriott71% Hyatt9% Independent7% Accor5% InterContinental4% Hilton3% Pro Forma WLT Brands (1) CWI 1 Brands (1)

Senior Management Team Senior Management 14

Investment Performance 15

Shareholder Returns Per $10,000 Invested(1)

	CWI 1		CWI 2 Class A		CWI 2 Class T	
	Without DRIP	With DRIP	Without DRIP	With DRIP	Without DRIP	With DRIP
Distributions	$5,228	$6,591	$3,027	$3,381	$2,718	$2,980
Capital Appreciation	1,846	2,128	1,437	1,605	2,104	2,267
Total Investment Value	$17,074	$18,773	$14,464	$14,986	$14,823	$15,247
Total Return(2)	**70.7%**	**87.7%**	**44.6%**	**49.9%**	**48.2%**	**52.5%**
Avg. Annual Return(3)	**8.2%**	**10.2%**	**10.2%**	**11.4%**	**11.0%**	**12.0%**

(1) Estimated returns shown are since inception through September 30, 2019. Assumes an initial investment of $10,000 at the initial offering price of $10.00 per share for CWI 1 and CWI 2 Class A and $9.45 per share for CWI 2 Class T. Capital appreciation reflects increase from the amount of initial investment to each company's estimate net asset value per share as of December 31, 2018. Actual results may vary depending upon the date of investment and initial investment amount
(2) Total return shown is since inception of the program through September 30, 2019 and includes distributions (cash and stock, if applicable) accrued during that period, plus any appreciation or depreciation of initial investment principal during that time until December 31, 2018
(3) Based on a simple average return over fund lives since inception of 8.6 years for CWI 1 and 4.4 years for CWI 2

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Distribution Update The combined company expects to maintain CWI 2’s current annual distribution rate – Class A: $0.70 per share ($0.56 per share in cash and $0.14 per share in common stock) • – Class T: $0.60 per share ($0.46 per share in cash and $0.14 per share in common stock) • Pro forma distribution for CWI 1 shareholders is equivalent to $0.64 per share, a 12% increase to CWI 1’s current distribution rate of $0.57 per share (1) • Estimated combined company distribution coverage is expected to improve (1) CWI 1 post-merger distribution based on exchange ratio of 0.9106x (2) Numbers may not add up due to rounding 17 Annual Distribution(2) StandalonePost-Merger(1) Variance% CWI 1Cash$0.57$0.51 Stock--$0.12 ($0.06)(9.96%) $0.12--Total$0.57$0.64 CWI 2Cash$0.56$0.56 Class A Stock$0.14$0.14 $0.0711.8% --------Total$0.70$0.70 CWI 2Cash$0.46$0.46 Class T Stock$0.14$0.14 ------------Total$0.60$0.60 ----

Conclusions  Combines highly complementary portfolios creating a premier lodging REIT  Continuity of management with proven record of creating shareholder value to be led by the current CEO and CFO  Internalized management is accretive to earnings, distribution coverage and credit profile  Increases scale and operational efficiencies for long-term value creation  Positions WLT for liquidity including a potential public listing or IPO in the coming years 18

About Carey Watermark Investors Incorporated and Carey Watermark Investors 2 Incorporated CWI 2 and CWI are publicly registered REITs that were formed to make investments primarily in the lodging and lodging-related sectors and in recent years have been among the largest and most active investors in the lodging industry. Affiliates of WPC and Watermark Capital advise CWI 2 and CWI and manage their overall portfolios. www.careywatermark.com www.careywatermark2.com 19

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 2 or CWI and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions including a potential public listing or IPO; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth. The statements are based on the current expectations, estimates, assumptions and projections of CWI 2’s and CWI’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 2’s or CWI’s business, financial condition, liquidity, results of operations, MFFO, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 2’s and CWI’s filings with the SEC from time to time, including but not limited to those described in Item 1A. Risk Factors in CWI 2’s and CWI’s respective Annual Report on Form 10-K for the year ended December 31, 2018, each as filed with the SEC on March 15, 2019. Moreover, because CWI 2 and CWI operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 2 and CWI do not undertake to revise or update any forward-looking statements. 20

Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall not be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the federal securities laws. CWI 2 and CWI intend to file with the SEC a Registration Statement on Form S 4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to their security holders in connection with the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CWI 2 AND CWI IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CWI 2, CWI AND THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors and security holders will be able to obtain these materials and other documents, if and when filed with the SEC, free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge at CWI 2’s website (http://www.careywatermark2.com) or CWI’s website (http://www.careywatermark.com). Participants in the Proxy Solicitation CWI 2 and CWI, Advisor, CWA, CWA 2, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CWI and/or the stockholders of CWI 2 in connection with the Merger. Information regarding CWI 2’s directors and executive officers is available in its proxy statement filed with the SEC by CWI 2 on April 22, 2019, in connection with its 2019 annual meeting of stockholders, and information regarding CWI’s directors and executive officers is available in its proxy statement filed with the SEC by CWI on April 22, 2019, in connection with its 2019 annual meeting of stockholders. Other information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. 21